Exhibit 99.1

Digital Virgo, a Leading Global Mobile Entertainment and Commerce Network Partnered with the World’s Largest Telco Companies, Will Go Public via Business Combination with Goal Acquisitions Corp.

Transaction Expected to Enable Digital Virgo to Significantly Enhance its Growth and Expand into North America and Other Markets

Capital Will Allow Digital Virgo to Expand in the U.S. Market and in Other Global Markets and Execute its Growth Strategy. The proposed business combination is expected to provide at least $100 million of growth capital to the company and allow it to pursue significant opportunities in the North American and other priority markets in addition to executing on its existing growth strategy globally. Digital Virgo sees a strong and growing global customer market demand regarding how they engage online—and is building a one destination platform that meets their needs for media, sports, entertainment, gaming, commerce, finance, and much more, payable on the phone bill (using carrier billing solutions). The company will target both customers who prefer the simplicity of carrier billing solutions and those including unbanked or underbanked customers who have limited alternatives, building on its more than 2 billion connected users and 9 billion yearly transactions managed worldwide. The company also intends to offer alternative payment methods to its customers through strategic partnerships.

●	Strong Profitability and Future Growth. Digital Virgo has been consistently profitable for the last seven years. The company has a proven track record of success in all economic environments, with revenue and adjusted EBITDA expected to grow from 2021-2022E 12% and 15%, respectively.

●	Investing in Premium and Exclusive Content. Adding new types of content is expected to boost engagement, Average Revenue per User (ARPU), and margins. Fueling these key levers alone can deliver substantial revenue and adjusted EBITDA growth.

●	Significant Market Opportunity. In addition to its range of offerings for consumers, Digital Virgo provides monetization, digital marketing, and other related services, to help operators, merchants, and digital advertising platforms optimize payment and monetize content, services, and audiences in sports, gaming, entertainment, urban mobility, and many other sectors. On the fintech side, the company benefits from the global mobile-payment user base being 5 times larger than those who pay with cards or bank accounts.

●	Democratize access to mobile entertainment and commerce. Digital Virgo brings premium content and commerce to the unbanked and underbanked who are often overlooked and underserved. Only 3% of adults in low-income countries own a credit card, and just 4% of adults own one in lower-middle-income countries, while over 80% of the general population owns a smartphone.

●	Proven Investors with Strong Business Relationships. Digital Virgo’s deal partner, Goal Acquisitions, consists of seasoned board members and proven business-builders who have deep relationships in sports, media, telecom, investments, brand building, and M&A, that will promote Digital Virgo’s success in the U.S. market and beyond.

●	Partnerships Fueling Global Growth. Digital Virgo partners with the world’s largest telecommunications companies, or “telcos”, with 150 telco operators and 300 merchant contracts worldwide. Digital Virgo offers telco customers media, sports, entertainment, gaming, and other content, payable via their phone bill. Digital Virgo’s integration into carrier systems and its proprietary customer acquisition engine is a significant technology advantage, enabling precise user targeting and low marketing costs. Digital Virgo believes that its trusted carrier relationships, the majority of which it has partnered with for 10+ years, create a barrier to entry.

●	Experienced Management Team Ready to Commercialize Market Opportunity. Digital Virgo’s leadership team has nearly 120 years of combined experience, including executive positions at publicly traded companies.

●	Alignment with Shareholder Interests. All Digital Virgo equityholders will roll over a significant number of their shares, tying their interest to future share performance and ensuring complete alignment with shareholders.

LYON, France / AUSTIN, Texas – (November 17, 2022) – Digital Virgo Group, a French corporation which has a leading global platform for payment and monetization of digital content and services that provides one destination for entertainment, sports, lifestyle, and ultimately, transportation, education and everyday needs, and Goal Acquisitions Corp. (Nasdaq: PUCK) (“Goal”), a publicly-traded special purpose acquisition company, today announced they have entered into a definitive agreement for a business combination. Upon closing, Goal will be renamed Digital Virgo Group, Inc., and its common stock is expected to be publicly listed in the U.S.

The proposed business combination is expected to provide at least $100 million in cash to Digital Virgo, allowing the company to enhance growth and expand into North America and other priority markets. Based on a $10 share price, the transaction values Digital Virgo at an enterprise value of approximately $513 million.

Digital Virgo sees a strong and growing global customer market demand for its mobile media, sports, entertainment, gaming, commerce, finance, and much more and anticipates that North American customers will be excited by the seamless, simple, and secure “one destination platform”. Digital Virgo will provide a new content distribution channel at a time when the shift of media content consumption to mobile is accelerating. Digital Virgo’s platform gives merchants access to previously unreachable audiences. It also reduces customer acquisition costs and allows telcos to develop direct merchant connections and build greater customer loyalty.

Digital Virgo has been consistently profitable for the last seven years. The company has a proven track record of success in all economic environments, with revenue and adjusted EBITDA expected to grow from 2021-2022E 12% and 15%, respectively. Building on its more than 2 billion connected users and 9 billion yearly transactions managed worldwide, Digital Virgo today operates in 40+ countries with offices in 28 countries. Digital Virgo will pursue its significant expansion opportunity in the U.S. among customers who prefer the one platform approach as well as the simplicity of Digital Virgo’s direct carrier billing (DCB), in addition to unbanked or underbanked customers too often left behind.

Digital Virgo partners with the world’s largest telecommunications companies, or “telcos”, with 150 telco operators and 300 merchant contracts worldwide. Digital Virgo offers telco customers media, sports, entertainment, gaming, and other content, payable via their phone bill. Digital Virgo’s integration into carrier systems and its proprietary customer acquisition engine is a significant technology advantage, enabling precise user targeting and low marketing costs. Digital Virgo believes that its trusted carrier relationships, the majority of which it has partnered with for 10+ years, create a barrier to entry.

Guillaume Briche, Digital Virgo Chief Executive Officer, said of the transaction, “After years of steady growth and profitability, now is the time for us to go public and pursue more rapid growth by satisfying customer demand for a one destination platform that fulfills their content, commerce, and financial needs. It’s also the right moment to bring our offerings to the U.S. market. We’ve resisted previous pushes to go public, but in Goal Acquisitions Corp., we found exactly the right partner. Their team not only has the experience in building businesses and advising companies, but also has the global relationships in sports, media, games, and other areas that will allow us to develop new partnerships leading to more rapid customer acquisition and premier content creation to enhance the platform and grow revenue and profitability.”

Goal Acquisitions Founder and Advisor Alex Greystoke remarked, “When we launched our SPAC, we set out to find a high-quality company led by a first-rate management team operating in the convergence of sports, media, games, and technology. Guillaume and the Digital Virgo team certainly meet those criteria and more. They’ve built an amazing company which is already a global leader. This deal provides important capital for them to grow and execute but it also brings our team’s experience and network of global relationships in sports, media, entertainment, and other sectors that will be essential in reaching more customers and expanding the business. We have aligned our interests with them by our sponsor agreeing to forfeit a portion of its shares and receiving a grant of earnout shares which are subject to the post-combination company meeting certain share price targets. We’re excited to work with them in creating the one destination platform and building something really remarkable.”

Transaction Overview

The transaction was unanimously approved by the Digital Virgo Strategic Committee and the Goal Board of Directors. It is expected to close in the first quarter of 2023, subject to the satisfaction of customary closing conditions including Goal shareholder approval, approval for listing on Nasdaq, European electronic money institution approvals, a minimum of $20 million in cash being available at closing, and the execution of definitive agreements for a $100 million committed capital on demand facility.

Under the business combination agreement, Goal will acquire all the shares of Digital Virgo in exchange for consideration equal to $513 million (based on a value of the common stock at $10 per share) plus the amount of cash that Digital Virgo has at closing, minus the amount of financial indebtedness that Digital Virgo has outstanding at closing. $125 million of the consideration will be paid in cash and the remainder in newly-issued shares of common stock of Goal, plus up to 5 million shares of common stock of Goal (valued at $10 per share), subject to certain earn-out provisions, which will be deposited in escrow and will be released if certain adjusted EBITDA and share price targets are met. The transaction is expected to provide at least $100 million in growth capital to Digital Virgo to execute on management’s strategic growth plans and will be funded by a committed capital on demand facility which is expected to be executed at closing and will provide for the ability to draw subsequent to the closing on the terms and conditions to be provided for in definitive agreements.

Additional information regarding the proposed combination, including a copy of the business combination agreement and other relevant materials, will be filed by Goal on Form 8-K with the U.S. Securities and Exchange Commission.

Investor Presentation

An investor presentation will follow.

Advisors

JMP Securities, a Citizens Company, is serving as financial advisor to Goal Acquisitions.

Winston & Strawn LLP and Peltier Juvigny Marpeau & Associés are serving as legal counsel to Digital Virgo. Proskauer Rose LLP is serving as legal counsel to Goal Acquisitions. Latham & Watkins LLP is serving as legal counsel to JMP Securities, a Citizens Company.

About Digital Virgo

Digital Virgo is one of the world’s leading mobile payment specialists, implementing powerful monetization ecosystems for telecom operators and merchants, serving as a single destination for customers’ mobile content, entertainment, and commerce needs. Digital Virgo deploys global strategies to optimize the payment that consider strategic aspects such as localization, monetization, digital marketing, customer care or regulatory & compliance framework. Digital Virgo’s technological hub made of innovative platforms and tools enables them to respond to their partners’ main challenges of scalability, complexity and security to drive their growth while improving their users’ experience. With more than 2 billion connected users and operating in 40+ countries, Digital Virgo’s global network of local offices allows them to roll out scalable and secure mobile commerce experiences worldwide.

About Goal Acquisitions.

Goal Acquisitions Corp. is a blank check company formed for the purpose of affecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more business entities. For more information visit www.goalacquisitions.com.

Forward-Looking Statements

Certain statements included in this presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Goal and Digital Virgo believes that there is a reasonable basis for each forward-looking statement contained in this press release, each of Goal and Digital Virgo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed transaction, which is expected to be filed by Goal with the SEC, and other documents filed by Goal from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements in this press release. Forward-looking statements in this press release include statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither Goal nor Digital Virgo can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including: Digital Virgo’s ability to enter into agreements with telecommunications companies, content providers, and end users of its mobile payment services; Digital Virgo’s dependence on advertising networks on the internet and mobile devices and the impact of recent changes in demand for internet and mobile advertising; risks associated with operating internationally, including currency risks and legal, compliance, and execution risks of operating internationally; risks associated with the competitiveness of the mobile payment and targeted online advertising markets; risks associated with the regulation of targeted advertising, payment services, telecommunications, and the processing of personal data; the volatility of economic conditions in emerging markets where Digital Virgo conducts business; risks associated with the development of mobile networks upon which Digital Virgo relies in conducting its business; Digital Virgo’s ability to manage its rapid growth; Digital Virgo’s ability to keep pace with technological innovations in the mobile payment services and targeted online advertising sectors; risks associated with Digital Virgo’s acquisitions and geographic expansion strategy; Digital Virgo’s ability to maintain favorable terms with its key suppliers; risks associated with the non-recovery of receivables from customers; risks associated with the non-recovery of debts from telecom operators or aggregators; risks associated with Digital Virgo’s business relationships with telecom operators and advertising clients; Digital Virgo’s ability to obtain content under attractive conditions; risks associated with cash flow and liquidity; risks associated with intellectual property; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of Goal is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Goal’s stockholders exceeds expectations or current market norms; the ability of Digital Virgo or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by Goal with the SEC and also those included under the heading “Risk Factors” in Goal’s final prospectus relating to its initial public offering dated February 16, 2021 and Goal’s other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Goal, Digital Virgo, their respective directors, officers, affiliates, advisers or employees (or any other person) that Goal and Digital Virgo will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of Goal and Digital Virgo as of the date of this press release. Risks in addition to those set forth herein may also materialize. Moreover, Goal’s and Digital Virgo’s assumptions may prove to be incorrect. Actual results could differ materially from the results implied or expressed by the forward-looking statements in this press release. There may also be additional risks that neither Goal nor Digital Virgo presently know, or that neither Goal nor Digital Virgo currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect Goal’s or Digital Virgo’s expectations, plans or forecasts of future events and views after the date of this press release. Subsequent events and developments may cause Goal’s and Digital Virgo’s assessments to materially change. While the Goal and Digital Virgo may choose to update these forward-looking statements in the future, there is no current intention or plan to do so. Except to the extent required by applicable law, neither Goal nor Digital Virgo undertakes to update, supplement or amend any of the forward-looking statements in this press release at any time after the date hereof. You should, therefore, not rely on these forward-looking statements as representing the views of Goal or Digital Virgo as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Financial Information and Non-IFRS Measures

Financial information of Digital Virgo included in this press release are prepared in accordance with IFRS. This press release includes adjusted EBITDA which is a financial measure not presented in accordance with IFRS. Adjusted EBITDA is not a measure of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing Digital Video’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the presentation of this measure may not be comparable to similarly-titled measures used by other companies. Digital Virgo defines adjusted EBITDA as the Recurring Operating Profit in accordance with IFRS (Operating Profit excluding non current costs and revenues) plus the depreciation, amortization and impairment of non current assets excluding the depreciation charges for the right-of-use assets, plus the stock-based compensation expenses (consumption of the fair value of free shares and stock options granted to employees and managers).

Additional Information about the Proposed Business Combination and Where to Find It

In connection with the proposed transaction, Goal will file a preliminary proxy statement and a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to the stockholder meeting of Goal to vote on the proposed transaction. STOCKHOLDERS OF GOAL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS THERETO AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT GOAL, DIGITAL VIRGO AND THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF GOAL AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. ONCE AVAILABLE, STOCKHOLDERS OF GOAL WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PROXY STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC WITHOUT CHARGE, BY DIRECTING A REQUEST TO: GOAL ACQUISITIONS CORP., ATTENTION: WILLIAM T. DUFFY, TELEPHONE: (888) 717-7678. THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, AND ANY OTHER RELEVANT DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S WEBSITE (WWW.SEC.GOV).

Participants in the Solicitation

Goal and Digital Virgo and their respective directors and executive officers may be considered participants in the solicitation of proxies from Goal’s stockholders with respect to the potential transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of Goal and their ownership of Goal’s securities is set forth in Goal’s Final Prospectus filed with the SEC on February 16, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Goal’s stockholders in connection with the potential transaction will be set forth in the preliminary and definitive proxy statements when those are filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to Goal Acquisitions Corp., Attention: William T. Duffy, telephone: (888) 717-7678.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Contacts

For inquiries regarding Digital Virgo, please contact: https://www.digitalvirgo.com/contact/

Media

For Digital Virgo, please contact Communications Director Émilie Roussel:

press@digitalvirgo.com

For Goal Acquisitions, please contact:

press@goalacquisitions.com

Investors

For investor inquiries at Digital Virgo, please contact:

ir@digitalvirgo.com

For investor inquiries at Goal, please contact:

info@goalacquisitions.com